Assignment of Bill of Sale
July 9, 2007

ASSIGNMENT AND BILL OF SALE

State:

TEXAS

County:

MIDLAND

Seller:

WARD ENERGY LP

Buyer:

FIRECREEK PETROLEUM, INC.,

A WHOLLY OWNED SUBSIDIARY OF

EGPI FIRECREEK, INC.

Effective Date:

JULY 1, 2007

For adequate consideration, the receipt and sufficiency of which is acknowledged, Seller, named above, sells, assigns, and transfers, to Buyer, named above, and Buyer’s successors and assigns, all of Seller’s rights, title, interests, and properties described in paragraphs 1 through 10 below, and all rights, estates, powers and privileges appurtenant to those rights, interests, and properties, all collectively referred to in this Assignment as the “Assets.”

1.

All rights, title, and interests of Seller in, to, and under the oil, gas, and mineral leases (the “Leases”) described in Exhibit “A,” including any renewals, extensions, or ratifications, and the oil and gas leasehold estates and related working interests in the lands described on Exhibit “A.”  Exhibit “A” is attached to and made a part of this Assignment and Bill of Sale for all purposes.

2.

Without limit the foregoing, all other leasehold rights, title, and interests of Seller, in and to the lands specifically described on Exhibit “A” (the “Lands”), even though the interests of Seller and the Lands may be incorrectly described, or a description of an interest is omitted from Exhibit “A”; and, all rights, title, and interests of Seller derived from all oil, gas, and mineral leases, insofar as the same covers or relates to the Lands and Leases described in Exhibit “A” even though an interest may be incorrectly described or omitted from Exhibit “A.”

3.

All rights, title, and interests of Seller in all rights, privileges, benefits, and powers conferred on the holder of the Leases and Lands with respect to the use and occupation of the surface and the subsurface depths under the Lands and Leases.

4.

All rights, title, and interests of Seller in any pooled or unitized acreage or rights included, in whole or in part, within the Lands, including all oil and gas production from the pool or unit allocated to such properties (including, without limitation, units formed under orders, rules, regulations, or other official acts of any state or other authority having jurisdiction and so called “working interest units” created under operating agreements or otherwise) and all interests in any wells within the unit or pool associated with such properties, whether the unitized or pooled oil and gas production comes from wells located within or without the areas covered by the Lands, and all tenements, hereditaments, and appurtenances belonging to the properties.

5.

All rights, title, and interests of Seller in all of the permits, licenses, servitudes, easements, rights of way, orders, gas purchase and sale contracts, crude oil purchase and sale contracts or agreements, surface leases, farmin and farmout agreements, acreage contribution agreements, operating agreements, unit agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, and any amendments, which are owned by Seller, in whole or in part, whether or not the same appear of record in the county where the Lands are located, and which are appurtenant to, affect, are used or held for use in connection with either the ownership, operation, production, treatment or marketing of oil and gas, or either of them, and the sale or disposal of water, hydrocarbons, or associated substances from the Lands and Leases.

6.

All rights, title, and interests of Seller in all of the real, personal, and mixed property located in or on the Lands and Leases or used in their operation, which are owned by Seller or by a third person on behalf of Seller, in whole or in part, including, without limitation, crude oil, condensate, or products (in storage or in pipelines), wells, well equipment, casing, tanks, boilers, buildings, tubing, pumps, motors, valves, fixtures, machinery and other equipment, pipelines, gathering systems, power lines, telephone lines, roads, field processing plants, and all other improvements used in operations.

Assignment of Bill of Sale
July 9, 2007

7.

All of the rights, title, and interests of Seller in all of the files, records, information, and data relating to the items described in paragraphs 1 through 6 above, including without limitation, title records (including title opinions, abstracts, and title curative documents); contracts; geological and seismic records, data and information; and, production records, electric logs, and all related matters.

8.

To the extent transferable, the benefit of and the right to enforce all rights, covenants, and warranties, if any, under the terms and conditions of any of the agreements and contracts described in paragraph 5 above, which Seller is entitled to enforce, with respect to the Assets, against Seller’s predecessors in title to the Assets and against any other party to such agreements and contracts.

9.

To the extent necessary to allow Buyer to have full use of and access to the Lands, Seller grants such right of ingress and egress, rights of way and easements, and their full and uninterrupted use, across any lands which Seller may own or where Seller may be the lessee under an oil, gas, and mineral lease(s), over or through which Buyer crosses or has the right to cross for use and access to the Lands described in Exhibit “A.”  This grant is limited to the rights of Seller to grant such rights of ingress and egress, rights of way, and easements under agreements, deeds, or leases through which Seller claims title.

10.

All other rights and obligations arising under contract or otherwise by law, or by the occurrence of conditions precedents, which may or may not yet have occurred, owned in whole or in part by Seller, which rights and obligations are incidental to the Assets described in paragraphs 1 through 9 above, including the right, if any, to operate the Assets.

TO HAVE AND TO HOLD the Assets unto Buyer and its successors and assigns forever; provided, however, this Assignment is made by Seller and accepted by Buyer subject to the following terms, representations, agreements, and provisions:

1.

Seller represents and warrants that (i) it is the legal and beneficial owner of the Assets and all other rights being assigned, as provided herein, and such Assets are free and clear of any liens of security interests; (ii) it has good and marketable title to all of the Assets being transferred hereunder and Seller agrees that Seller shall be responsible for title defects occurring or arising out of occurrences or omissions of, by, through or under Seller; (iii) Such Assets are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest, or title retention or other security agreement; (iv) there are no actions, suits, proceedings or other litigation pending or, to the knowledge of Seller, threatened against Seller or the Assets, at law or equity, including claims by the owners of the surface and/or mineral estate, which would or could, if successfully prosecuted, impair, in any manner, the Assets; (v) Seller is not subject to, or been threatened with, any material fine, penalty, liability or disability as a result of failure to comply with any required federal, State, local or foreign law or regulation or any requirement of any governmental body; (vi) the execution and delivery of this Assignment and Bill of Sale and the consummation of the transaction contemplated hereby will not violate or result in a breach by the Seller, or constitute a default under or cause any acceleration of any obligation with respect to, any provision or restriction of any lien, lease agreement, contract, instrument, order judgment, decree, award, ordinance or regulation or any other restriction of any kind or character, to which any assets or properties of Seller is subject or by which Seller is bound; and (vii) Seller maintains in full force and effect insurance coverage on the Assets up to and including the Effective date of sale of this Assignment.

2.

Seller represents and agrees that its joint interest account with the operator of wells on the Lands and Leases is current, and that all severance, ad valorem, and other related county and miscellaneous taxes assessed, due and payable on the Assets have been fully paid for all time periods up to 2006, and will be brought current through June 30, 2007 (the day prior to the effective date hereinabove listed).  Seller acknowledges Buyer has materially relied upon this representation in accepting this Assignment.

3.

From time to time, whether at or after closing, as requested by Buyer, its successors or assigns, Seller will execute and deliver any and all documents and take such other reasonable actions as may be necessary to fully convey and transfer the Assets to Buyer.

Assignment of Bill of Sale
July 9, 2007

4.

Buyer shall: (a) at the Effective Date assume and be responsible for and comply with all duties and obligations of Seller, express or implied, with respect to the Assets, including without limitation, those arising under or by virtue of any lease, contract, agreement, document, permit, applicable statute or rule, regulation or order of any governmental authority, specifically including, without limitation, any governmental requests or requirement to plug and/or abandon any well of whatever type, status, or classification, or take any clean-up or other action with respect to the property or premises; and, (b) defend, indemnify, and hold Seller harmless from any and all related claims, except any claims asserted against Seller prior to the Effective Date.  Seller shall: (a) be responsible for any and all claims arising out of the production or sale of hydrocarbons from the properties, including all expenses of operations, the proper accounting or payment to parties for their interest, insofar as claims relate to periods of time prior to the Effective Date; and, (b) defend, indemnify, and hold Buyer harmless from any and all such claims.  Buyer shall be responsible for all types of claims insofar as they relate to periods of time from and after the Effective Date and shall defend, indemnify, and hold Seller harmless from such claims.

5.

Seller shall be entitled to all proceeds accruing to the Assets prior to the Effective Date of this Assignment and Bill of Sale, including proceeds attributable to product inventories above the pipeline connection and gas product inventories as of the Effective Date and shall be responsible for operating expenses, capital expenditures, all taxes, and other obligations on the Assets prior to the Effective Date.  Buyer shall be entitled to all proceeds accruing to the Assets after the Effective Date and shall be responsible for the operating expenses, capital expenditures, all taxes, and other obligations on the Assets after the Effective Date.  Prior to execution of this Assignment and Bill of Sale, Seller will furnish Buyer a statement covering: ad valorem taxes, severance taxes, county and miscellaneous taxes, crude inventories above the pipeline connection, and gas product inventories credited to Seller as of the Effective Date.  Within 90 days of the execution of this Assignment Seller will furnish Buyer a statement covering operating expenses and capital expenditures incurred after the Effective Date and paid by Seller.  On the occurrence of the Buyers appointment of a new operator after the effective date, Seller shall provide such statement on a pro rata basis according to the date of the appointment by the Buyer of the new operator.  Within 60 days of the execution of this Assignment the Seller will furnish to the Buyer a statement for any revenues received by Seller from production attributable to the Assets after the Effective Date.  Payment by Buyer or Seller, as the case may be, based upon the information contained in the statement shall occur within thirty (30) days after receipt of the statement by Buyer.

6.

This Assignment and Bill of Sale is made expressly subject to all of the leases, agreements, and other documents described in Exhibit “A,” and all other valid and existing contracts, easements, and other instruments affecting all or any part of the Assets, together with any and all existing overriding royalties and other interests payable out of production from all or any part of the Lands, as shown of record.

SELLER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, NATURE OR DESCRIPTION, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT AND PERSONAL PROPERTY LOCATED ON THE ASSETS, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

It is the intention and agreement of Seller and Buyer that the provisions of this Assignment and Bill of Sale shall be severable.  Should the whole or any portion of a section or paragraph be judicially held to be void or invalid, such holding shall not affect other portions which can be given effect without the invalid or void portion.

The provisions of this Assignment shall be binding on and inure to the benefit of Buyer and Seller and their respective affiliates, heirs, devisees, legal or personal representatives, successors, and assigns and shall constitute covenants running with the Lands and the Assets.

Assignment of Bill of Sale
July 9, 2007

This Assignment is executed by Seller and Buyer as of the date of the acknowledgments of their signatures below, but is effective as of the Effective Date stated above.

Seller
WARD ENERGY LP

J. C. Ward
President of Tejas Mgmt. Inc. - its Gen. Partner

Buyer
FIRECREEK PETROLEUM, INC.,
a wholly owned subsidiary of
EGPI FIRECREEK, INC.

Dennis R. Alexander
President, on behalf of EGPI Firecreek, Inc.,
Sole shareholder of Firecreek Petroleum, Inc.

Assignment of Bill of Sale
July 9, 2007

STATE OF TEXAS
COUNTY OF MIDLAND

This instrument was acknowledged before me on July 9, 2007 by J. C. Ward, President of Tejas Mgmt, Inc. on behalf of WARD ENERGY LP, a Nevada limited partnership.

Notary Public in and for the State of
Printed Name:
Commission Expires:

STATE OF ARIZONA
COUNTY OF MARICOPA

This instrument was acknowledged before me on July 9, 2007 by __________________, President, FIRECREEK PETROLEUM, INC., a subsidiary of EGPI FIRECREEK, INC., a Texas corporation, on behalf of said corporation.

Notary Public in and for the State of
Printed Name:
Commission Expires:

Seller:
WARD ENERGY LP
2408 N. Big Spring Street, Suite 100
Midland, Texas 79705

Buyer:
FIRECREEK PETROLEUM, INC.
c/o 6564 Smoke Tree Lane

 Scottsdale, Arizona 85253

Assignment of Bill of Sale
July 9, 2007

EXHIBIT “A”

TO ASSIGNMENT AND BILL OF SALE
BETWEEN WARD ENERGY LP, AS SELLER,
AND FIRECREEK PETROLEUM, INC., AS BUYER.

DATED JULY 9, 2007

Description of Lands and Leases:

FANT RANCH UNIT TRACT #1:

320 acres, M/L, described as the southwest half (SW/2) out of a 640 acre tract, M/L, in the Washington County RR Co. Survey #2 (A-1364), Knox County, Texas.  Being the same 320 acre tract described in Oil & Gas Lease from Mrs. Louise McFarland, et al, to Texas Pacific Oil Co. Inc. DTD 5/23/80 and recorded in Volume 198, Page 699 of the Deed Records of Knox County, Texas.

FANT RANCH UNIT TRACT #2:

320 acres, M/L, described as the northeast half (NE/2) out of a 640 acre tract, M/L, in the Washington County RR Co. Survey #2 (A-1364), Knox County, Texas.  Being the same 320 acre tract described in Oil & Gas Lease from Mrs. Louise McFarland, et al, to Texas Pacific Oil Co. Inc. DTD 5/23/80 and recorded in Volume 198, Page 699 of the Deed Records of Knox County, Texas.

FANT RANCH UNIT TRACT #3:

160 acres, M/L, out of a 640 acre tract, M/L, said 640 tract being all of the Indianola RR Co. Survey #55, Blk Z, (A-558), Knox County, Texas.  Being the same 640 acre tract described in Oil & Gas Lease from John P. Callahan, et ux, to Texas Pacific Oil Co. Inc. DTD 5/20/80 and recorded in Volume 199, Page 199 of the Deed Records of Knox County, Texas.

FANT RANCH UNIT TRACT #4:

220 acres, M/L, out of the NE/2 of a 640 acre tract, M/L, said 640 acre tract being all of the T. M. Adams Survey #56, Block Z, (A-1367), Knox County, Texas, and being the same 640 acre tract described as the first tract in the Oil & Gas Lease from Ladd Petroleum Corporation to Texas Pacific Oil Co. Inc. DTD 1/30/80 and recorded in Volume 196, Page 727 of the Deed Records of Knox County, Texas.

FANT RANCH UNIT TRACT #5:

320 acres, M/L, described as the southwest half (SW/2) out of a 640 acre tract being all of the T. M. Adams Survey #56, Block Z, (A-1367), Knox County, Texas, and being the same 640 acre tract described as the first tract in the Oil & Gas Lease from Ladd Petroleum Corporation to Texas Pacific Oil Co. Inc. DTD 1/30/80 and recorded in Volume 196, Page 727 of the Deed Records of Knox County, Texas.

FANT RANCH UNIT TRACT #6:

320 acres, M/L, described as the northeast half (NE/2) in the John H. Gibson Survey #57, Certificate No. 290, Block Z, (A-556), Knox County, Texas, and being the same 320 acre tract described in the Oil & Gas Lease from Martin Properties, a Partnership, et al, to Texas Pacific Oil Co. Inc. DTD 5/19/80 and recorded in Volume 199, Page 211 of the Deed Records of Knox County, Texas.

Assignment of Bill of Sale
July 9, 2007

FANT RANCH UNIT TRACT #7:

320 acres, M/L, described as the southwest half (SW/2) in the John H. Gibson Survey #57, Certificate No. 290, Block Z, (A-556), Knox County, Texas, and being the same 320 acre tract described in the Oil & Gas Lease from Martin Properties, a Partnership, et al, to Texas Pacific Oil Co. Inc. DTD 5/19/80 and recorded in Volume 199, Page 211 of the Deed Records of Knox County, Texas.

FANT RANCH UNIT TRACT #8:

160 acres, M/L, out of a 640 acre tract, M/L, said 640 acre tract being all of the G. C. and S. F. Ry. Co. Survey #8, Certificate No. 2/328, (A-1366), Knox County, Texas, and being the same 640 acre tract described in the Oil & Gas Lease from Lewis E. Lyles and Earl J. Lyles to Texas Pacific Oil Co. Inc. DTD 9/27/79 and recorded in Volume 196, Page 279 of the Deed Records of Knox County, Texas.

FANT RANCH UNIT TRACT #9:

40 acres, M/L, out of a 320 acre tract, M/L, in the Indianola RR Co. Survey, Section #59 (A-986), Block Z, Knox County, Texas, said tract being described in Oil & Gas Lease from Ralph E. Bullington, et al, to Sun Exploration and Production Company, dated June 14, 1982, recorded in Volume 210, Page 721, and amended in Lease Extension dated February 19, 1984, of the Deed Records of Knox County, Texas.

FANT RANCH UNIT TRACT #10:

160 acres, M/L, described as SW/2 of the SW/2 out of a 640-acre tract, M/L, said 640 acre tract being all of the T. M. Adams Survey #58, (A-1365), Block Z, Knox County, Texas, and referenced as the second tract in Oil & Gas Lease hereinabove described in Unit Tract 4.

FANT RANCH UNIT TRACT #11:

160 acres, M/L, described as the SE/2 of the NE/2 out of a 640-acre tract, M/L, said 640 acre tract being all of the T. M. Adams Survey #58, (A-1365), Block Z, Knox County, Texas, and referenced as the second tract in Oil & Gas Lease hereinabove described in Unit Tract 4.

FANT RANCH UNIT TRACT #12:

40 acres, M/L, in the form of a square, out of the W. G. Scales Survey, (A-665), Knox County, Texas, described by metes and bounds as follows:

Beginning at the Southwest corner of the W. G. Scales Survey (A-665), also being where the Southeast corner of the T. M. Adams Survey, (A-1365), the T. M. Adams Survey (A-1367), and the J. H. Gibson Survey, (A-556), intersect with said Scales Survey; thence in a Northwesterly direction with said Scales and said T. M. Adams Survey lines 1300 feet to a point for corner; thence Northeast 1300 feet, running parallel with the Scales and the T. M. Adams Survey lines, to a point for corner; thence Southeast 1300 feet to a point for corner in the Scales and the T. M. Adams Survey line; thence Southwesterly 1300 feet along said Scales and said T. M. Adams Survey line to the place of the beginning.

Assignment of Bill of Sale
July 9, 2007

FANT RANCH UNIT OUTLINE

M.A. STEELE
W. G. SCALES
J. H. GIBSON
ADAMS
T. M. ADAMS
J. H. GIBSON
T. ADAMS
T. ADAMS
INDIANOLA R.R. CO.
BLK 44
R. R. CO.
GC & SF RR CO
W. CO. R. R. CO
M. E. P. & P.
N
McFaddin
Fant 58A
Fant 58
Fant 59A
Fant 56A
Fant 56
Callahan
Fant 57A
Fant 57
McFarland 8A
Fant 2A
Fant 2
3
2
58
56
59
57
55
16
8
2
7
1
1
4
2
① ② ③ ④ ⑤ ⑥ ⑦ ⑧ ⑨ ⑩ ⑪ ⑫

LEGEND

Unit Outline

Tract Outline

Tract Number ②

Greasewood Operating, Ltd.

FANT RANCH UNIT

KNOX COUNTY, TEXAS

0 1000 2000

Rev. 2-5-86